Execution THIRD AMENDMENT TO REVOLVING LOAN AGREEMENT THIS THIRD AMENDMENT TO REVOLVING LOAN AGREEMENT (this “Amendment”), dated as of November 9, 2018, is by and among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation (“CFTC”), CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (“Holdings” and, together with CFTC, the “Borrower”), the Guarantors party to the Loan Agreement (as defined below), each Lender party to the Loan Agreement (as defined below) and BAY COAST BANK, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. W I T N E S S E T H WHEREAS, the Borrower, certain of the Lenders, the Guarantors and the Administrative Agent are parties to that certain Revolving Loan Agreement dated as of September 1, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”); WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Loan Agreement to increase the Commitments thereunder and to add two additional Lenders to the Loan Agreement in order to permit the Borrower to incur Indebtedness under the Loan Agreement in an amount permitted under the Senior Notes Indenture on the date hereof; and WHEREAS, as of the date hereof, Section 5.09(b)(i) of the Senior Notes Indenture permits the Borrower to incur Indebtedness under the Loan Agreement not to exceed $90,041,000 million. NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS 1.1 Amendments to Section 1.01. (a) Section 1.01 of the Loan Agreement is hereby amended by amended and restating the definitions of “Commitment” and “Debt Limitation” in their entirety as follows: “Commitment” means the commitment of a Lender to make or otherwise fund a Loan and to acquire participations in Letters of Credit hereunder, and “Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Commitment, if any, is set forth opposite such Lender’s name on Schedule 1.01(a) or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The ACTIVE/97019144.4 aggregate amount of the Commitments as of the Third Amendment Effective Date is $50,000,000. “Debt Limitation” means the greater of (i) $50.0 million and (ii) 11% of Consolidated Tangible Assets. (b) Section 1.01 of the Loan Agreement is hereby further amended adding the following new definitions in alphabetical order: “Third Amendment” means that certain Third Amendment to Revolving Loan Agreement, dated as of November 9, 2018, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Third Amendment Effective Date” has the meaning set forth in the Third Amendment. 1.2 Amendment of Section 9.01. Section 9.01 of the Loan Agreement is hereby amended by restating the section in its entirety to read as follows: Section 9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Facility Document, and no consent to any departure by the Borrower or Guarantor therefrom, shall be effective unless in writing signed by the Required Lenders (provided that any Defaulting Lender shall be deemed not to be a “Lender” for purposes of calculating the Required Lenders (including the granting of any consents or waivers) with respect to any of the Facility Documents) and the Borrower and the applicable Loan Parties and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by each Lender that would be directly and adversely affected thereby, the Administrative Agent and/or the Collateral Agent, as the case may be, do any of the following: (a) waive any of the conditions specified in Article III, (b) reduce the principal of, or interest on, any Loan, any reimbursement obligation in respect of any Letter of Credit or any other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, any Loan or any other amounts payable hereunder, including without limitation the Commitment Termination Date or waive any demand for any such payment, (d) increase any Commitment of any Lender over the amount thereof then in effect or extend the outside date for such Commitment or extend the stated expiration date of any Letter of Credit beyond the Commitment Termination Date, (e) release all or substantially all of the value of the Guarantee hereunder or release all or substantially all of the Collateral or subordinate the Secured Parties’ Liens on the Collateral, (f) change the percentage of the aggregate unpaid principal amount of the Loans or the number of Lenders that shall be required for Lenders or any of them to take any action hereunder or (g) amend the definition of “Required Lenders,” “Pro Rata Share” or this Section 9.01; provided, further that no amendment, waiver or consent shall (i) unless in writing and signed by the 2 ACTIVE/97019144.4 relevant Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement or any other Facility Document or (ii) unless in writing and signed by the Issuing Bank, amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.05(e). 1.3 Amendment to Schedule 1.01(a). Schedule 1.01(a) of the Loan Agreement is hereby amended by substituting therefor the Schedule 1.01(a) attached hereto. 1.4 Amendment of Exhibit A-1. Exhibit A-1 of the Loan Agreement is hereby amended by substituting therefor the Exhibit A-1 attached hereto. 1.5 Amendment of Exhibit C. Exhibit C of the Loan Agreement is hereby amended by substituting therefor the Exhibit C attached hereto. ARTICLE II CONDITIONS TO EFFECTIVENESS 2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Third Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent) on or prior to the date hereof. (a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent. (b) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Third Amendment Effective Date certifying that the Commitments, as amended by this Amendment, comply with Section 5.09(b) of the Senior Notes Indenture. (c) Officer's Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Third Amendment Effective Date certifying as to (i) the Organizational Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), (ii) the resolutions of the governing body of each Loan Party approving this Amendment and the transactions contemplated by the Facility Documents to which such Loan Party is a party, (iii) the good standing, existence or its equivalent of each Loan Party, issued as of a recent date by the appropriate public officials, and (iv) the incumbency (including specimen signatures of those who sign the Facility Documents delivered on the Third Amendment Effective Date) of the Responsible Officers of each Loan Party. (d) Legal Opinion. The Administrative Agent shall have received opinions of counsel to the Loan Parties addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent. 3 ACTIVE/97019144.4

(e) Notes. The Administrative Agent shall have received duly executed Notes in favor of any Lender which requests a Note, in form and substance reasonably satisfactory to the Administrative Agent and the applicable Lenders. (f) Fees. The Administrative Agent shall have received payment for all reasonable and documented fees and expenses of the Agent and the Agent’s legal counsel invoiced to date. (g) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. ARTICLE III MISCELLANEOUS 3.1 Additional Lenders. By its signature below, each of Central National Bank, a national banking association (“Central”), and Metropolitan Commercial Bank, a New York State-chartered bank (“Commercial”), hereby becomes a party to the Loan Agreement as a Lender with the Commitment set forth opposite its name on Schedule 1.01(a) and accepts and agrees to be bound by the terms of the Loan Agreement and the other Facility Documents. Each of Central and Commercial further agrees that it (a) understands, acknowledges and agrees that certain liens exist, and may after the date hereof be created, on the Collateral pursuant to the Senior Notes Indenture, which liens are or shall be, as applicable, subject to the terms and conditions of the Intercreditor Agreement, (b) will be bound by and will take no actions contrary to the provisions of the Loan Documents, the Intercreditor Agreement and any other intercreditor agreement (if entered into) and (c) hereby authorizes and instructs the Agent to enter into any other intercreditor agreement contemplated by the Loan Agreement or any Collateral Document (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications), and to subject the liens on the Collateral securing the Obligations to the provisions thereof. Upon the Third Amendment Effective Date, the Administrative Agent shall reallocate, and Central and Commercial shall each purchase, a portion of the aggregate principal amount of all Loans outstanding as to all Loan Parties from all Lenders such that each Lender will hold its Pro Rata Share of such Loans. 3.2 Amended Terms. On and after the Third Amendment Effective Date, all references to the Loan Agreement in each of the Facility Documents shall hereafter mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. 3.3 Representations and Warranties of Loan Parties. The Borrower represents and warrants as follows: (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment. (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with 4 ACTIVE/97019144.4 its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. (d) Any and all notices required to be delivered by the Borrower, including but not limited to any notices required to be delivered by the Borrower pursuant to the Indenture Documents, have been duly given. (e) The representations and warranties set forth in Article IV of the Loan Agreement are true and correct as of the date hereof in all material respects (except for those which expressly relate to an earlier date). (f) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default. (g) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders to secure all Obligations (including the principal amount of all Loans up to the maximum amount of the Commitments as increased under this Amendment), which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens. (h) No Conflict. The execution, delivery and performance by the Loan Parties of this Amendment and the consummation of the transactions hereunder do not and will not (i) violate (A) any provision of any Law or any governmental rule or regulation applicable to any such Loan Party, (B) any of the Organizational Documents of any Loan Party or (C) any order, judgment, or decree of any court or other agency of government binding on such Loan Party; (ii) result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party (other than any Liens created under any of the Facility Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (iv) require any approval of stockholders, members, or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party, except for such approvals or consents which have been obtained on or before the Third Amendment Effective Date and disclosed in writing to the Lenders. (i) Incurrence of Indebtedness. Pursuant to the terms of Section 5.09(b)(i) of the Senior Notes Indenture, the Borrower is permitted to incur Indebtedness under the Loan Agreement on the date hereof in an aggregate principal amount of $90,041,000, and the Borrower is not required under the Senior Notes Indenture to take any further action or provide any notice to any Person in connection with the incurrence of any such Indebtedness. 5 ACTIVE/97019144.4

(j) First Priority Claims. The outstanding amount of all Obligations, including without limitation the principal of and all interest on Loans and all Additional Secured Obligations, constitute and at all times will constitute “First Priority Claims” under the Senior Notes Indenture and “First Lien Obligations” under the Intercreditor Agreement. (k) Collateral. All Obligations are secured by the “Collateral” under the “Collateral Documents” (each as defined in the Senior Notes Indenture) and entitled to a senior secured position with respect to such Collateral as First Priority Claims thereunder in accordance with the terms thereof. 3.4 Reaffirmation of Obligations. The Borrower hereby ratifies the Loan Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. 3.5 Facility Document. This Amendment shall constitute a Facility Document under the terms of the Loan Agreement. 3.6 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Goodwin Procter LLP, the Administrative Agent’s legal counsel. 3.7 Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment. 3.8 Entirety. This Amendment and the other Facility Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. 3.9 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart. 3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 6 ACTIVE/97019144.4

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 9.06 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 7 ACTIVE/97019144.4

EXHIBIT A-1 [FORM OF] BORROWING REQUEST Bay Coast Bank as Administrative Agent and Collateral Agent (the “Agent”) for the Lenders party to the Revolving Loan Agreement referred to below, Attn: CC: [Date] Ladies and Gentlemen: The undersigned refers to the Revolving Loan Agreement dated as of September 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Revolving Loan Agreement”), among CURO Financial Technologies Corp. and CURO Intermediate Holdings Corp. (collectively, the “Borrower”), the subsidiaries of the Borrower party thereto, the lenders party thereto (the “Lenders”), and you, as Administrative Agent and Collateral Agent for such Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Revolving Loan Agreement. The Borrower hereby gives you notice pursuant to Section 2.02(b) of the Revolving Loan Agreement that it requests a Borrowing under the Revolving Loan Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made: (A) Date of Borrowing (which is a Business Day) (B) Aggregate Amount of Borrowing (C) Type of Borrowing (D) The last day of the Interest Period1 (E) Funds are requested to be disbursed to the Borrower’s account as follows (Account No. [____________________]) (F) Consolidated Tangible Assets ______________________________ (G) Debt Limitation2 ______________________________ 1 One month. 2 Debt Limitation equals the greater of (i) $50 million and (ii) 11% of Consolidated Tangible Assets. ACTIVE/93998455.4

The Borrower hereby represents and warrants to the Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the Debt Limitation is as set forth in item (G) above and that, after giving effect to the Borrowing hereunder, the Total Utilization does not exceed the Debt Limitation. The Borrower hereby further represents and warrants to the Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the conditions to lending specified in Section 3.02 of the Revolving Loan Agreement have been satisfied. The Borrower further represents and warrants to the Agent and the Lenders that, as of the date of this Borrowing Request and on the date of the related Borrowing, the total amount of First Priority Claims has not been and will not be required to be reduced pursuant to the provisions of Section 5.09(b)(i) of the Senior Notes Indenture. ACTIVE/93998455.4

EXHIBIT A-1 CURO FINANCIAL TECHNOLOGIES CORP. CURO INTERMEDIATE HOLDINGS CORP. By: Name: [Responsible Officer] ACTIVE/93998455.4

EXHIBIT C [FORM OF] COMPLIANCE CERTIFICATE THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS: 1. I am the [Chief Financial Officer/Treasurer] of CURO Financial Technologies Corp. and CURO Intermediate Holdings Corp. (collectively, “Borrower”). 2. I have reviewed the terms of that certain Revolving Loan Agreement, dated as of September 1, 2017, by and among Borrower, certain subsidiaries of Borrower, the Lenders party thereto, and Bay Coast Bank, as Administrative Agent and Collateral Agent (as it may be amended, supplemented or otherwise modified, the “Revolving Loan Agreement”), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Annex A. All terms used but not defined herein shall have their respective meanings in the Revolving Loan Agreement. 3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [except as set forth in a separate attachment to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event]. 4. Set forth on Annex B attached hereto are the detailed information and calculations showing compliance with the financial covenants set forth in Section 5.03 of the Revolving Loan Agreement and calculating the Debt Limitation. ACTIVE/93998455.4

The foregoing certifications, together with the computations set forth in Annex A and Annex B hereto are made and delivered [________ __, 20__] pursuant to Section 5.01(a)(iii) of the Revolving Loan Agreement. CURO FINANCIAL TECHNOLOGIES CORP. CURO INTERMEDIATE HOLDINGS CORP. By: Name: [Responsible Officer] ACTIVE/93998455.4

ANNEX A TO COMPLIANCE CERTIFICATE FINANCIAL STATEMENTS ACTIVE/93998455.4

ANNEX B TO COMPLIANCE CERTIFICATE CURO FINANCIAL TECHNOLOGIES CORPORATION FINANCIAL COVENANTS for the Four Fiscal Quarters Ended [_____], 20[__] (in thousands) Fiscal Quarter Ended Trailing Twelve [_____], 20[__] [_____], 20[__] [_____], 20[__] [_____], 20[__] Months Consolidated Cash Flow Consolidated Interest Expense Consolidated Interest Coverage Ratio Cash Loans Receivable, net Property and Equipment, net Eligible Collateral Total Utilization Minimum Eligible Collateral Value August 2018 8.250% Senior Secured Notes (due 2025) Senior Revolver Other Indebtedness Indebtedness Consolidated Leverage Ratio Consolidated Tangible Assets Debt Limitation* * The greater of $50,000,000 and 11% of Consolidated Tangible Assets, less the aggregate amount of all Net Proceeds of Assets Sales applied to permanently repay any such Indebtedness (and to correspondingly reduce commitments with respect thereto) pursuant to Section 5.10 of the Senior Notes Indenture. ACTIVE/93998455.4